EXHIBIT 10.5

SEVENTH MORTGAGE LOAN MODIFICATION AGREEMENT

        THIS SEVENTH MORTGAGE LOAN MODIFICATION AGREEMENT (the “Agreement”) is entered into as of the 18th day of August, 2009 by and among NATIONAL CITY BANK, a national banking association, successor by merger with The Provident Bank, One East Fourth Street, Cincinnati, Ohio 45202 (the “Lender”), NTS/VIRGINIA DEVELOPMENT COMPANY (“NTS/Virginia”), a Virginia corporation, and NTS/LAKE FOREST II RESIDENTIAL CORPORATION, a Kentucky corporation (“NTS/Lake Forest II”; NTS/Virginia and NTS/Lake Forest II are sometimes hereinafter collectively referred to as the “Borrowers”), ORLANDO LAKE FOREST JOINT VENTURE, a Florida general partnership “Orlando Lake Forest”), NTS MORTGAGE INCOME FUND, a Delaware corporation and NTS GUARANTY CORPORATION, a Kentucky corporation (collectively, the “Guarantors”).

RECITALS:

        A.      Borrowers, Orlando Lake Forest and/or the Guarantors have issued and delivered to Lender the following loan agreements, promissory notes and security documents:

(1) Amended and Restated Development and Construction Loan Agreement among Lender, Borrowers and Guarantors dated October 31, 2000 (“Loan Agreement”);

        (2)        $18,000,000.00 Revolving Promissory Note Construction Mortgage Loan made by Borrowers and Guarantors payable to the order of Lender dated October 31, 2000, which consolidates the Loans referenced in Sections 6 and 8 below (“Revolving Note”);

(3) Guaranty Agreement made by NTS Mortgage Income Fund in favor of Lender dated October 31, 2000;

(4) Stock Pledge Agreement by NTS Mortgage Income Fund in favor of Lender pledging its one hundred percent (100%) ownership in the capital stock of NTS/Lake Forest II to Lender dated October 31, 2000;

        (5)        Amendment to Stock Pledge Agreement by NTS Mortgage Income Fund in favor of Lender pledging its one hundred percent (100%) ownership in the capital stock of NTS/Virginia to Lender dated October 31, 2000;

        (6)        Development and Construction Loan dated December 30, 1997 which evidences a Ten Million Seven Hundred Thousand and 00/100 Dollar ($10,700,000.00) loan made by Lender to NTS/Virginia Development Company which is now consolidated under the Revolving Note. Such loan is secured by the following:

        (a)        Credit Line Deed of Trust and Security Agreement dated December 30, 1997 made by Borrower, NTS/Virginia Development Corporation in favor of Phillip Sasser, Jr. and James E. Jarrell, III, as Trustees for the benefit of Lender, of record in Deed Book 1521, Page 447 in the office of the

Spotsylvania County Recorder’s Office, as amended on October 31, 2000 in Deed Book 1874, Page 355 in the Spotsylvania County Recorder’s Office (as modified in Items 9, 12, 14, 17, and 20, the “Deed of Trust”), which encumbers the real property more fully described in Exhibit A (“Fawn Lake Property”);

        (b)        Conditional Assignment of Leases, Rents, Contracts, Income and Proceeds dated December 30, 1997 made by the Borrower in favor of Lender, of record in Deed Book 1521, Page 501 in the Spotsylvania County Recorder’s Office, as amended on October 31, 2000 in Deed Book 1874, Page 362, Spotsylvania County Recorder’s Office; and

(c) UCC-1 Financing Statements of record in Spotsylvania County Recorder’s Office.

(7) Environmental Indemnity Agreement between Lender and NTS/Virginia dated October 31, 2000;

(8) Environmental Indemnity Agreement between Lender and NTS/Lake Forest II dated October 31, 2000;

        (9)        Mortgage Loan Modification Agreement between Lender and Borrowers dated May 16, 2003 and recorded on July 1, 2003 as Instrument 200300025884 in the Clerks office of the Circuit Court of Spotsylvania County, Virginia;

        (10)       Second Amended and Restated Revolving Promissory Note dated May 16, 2003 granted by Borrowers to Lender in the principal amount of Twelve Million and 00/100 Dollars ($12,000,000.00) (“Second Amended Note”);

(11) [INTENTIONALLY LEFT BLANK]

        (12)       Second Mortgage Loan Modification Agreement between Lender and Borrowers dated June 22, 2004 and recorded on July 12, 2004 as Instrument LR200400026770 in the Clerks office of the Circuit Court of Spotsylvania County, Virginia;

        (13)       Third Amended and Restated Revolving Promissory Note dated June 22, 2004 granted by Borrowers to Lender in the maximum amount of available credit of Eight Million and 00/100 Dollars ($8,000,000.00) (“Third Amended Note”);

        (14)       Third Mortgage Loan Modification Agreement between Lender and Borrowers dated April 20, 2005 and recorded on May 16, 2005 as Instrument 200500018730 in the Clerks office of the Circuit Court of Spotsylvania County, Virginia;

        (15)       Fourth Amended and Restated Revolving Promissory Note dated April 20, 2005 granted by Borrowers to Lender in the maximum amount of available credit of Five Million and 00/100 Dollars ($5,000,000.00) (“Fourth Amended Note”);

        (16)       Fifth Amended and Restated Revolving Promissory Note dated October 24, 2007 granted by Borrowers to Lender in the maximum amount of available credit of Seven Million Five Hundred Thousand and 00/100 Dollars ($7,500,000.00) (“Fifth Amended Note”);

        (17)       Fourth Mortgage Loan Modification Agreement between Lender, Borrower, Orlando Lake Forest and Guarantor dated October 24, 2007 and recorded December 13, 2007 as Instrument No. LR200700033396 in the Clerk’s Office of Spotsylvania County, Virginia;

        (18)       Unrecorded Open End Mortgage, Security Agreement and Assignment of Rents and Leases dated October 24, 2007, granted by Orlando Lake Forest in favor of Lender, encumbering land more particularly described in Exhibit B (“Additional Property”) located in Seminole County, Florida (“Additional Mortgage”);

(19) Unrecorded Assignment of Contracts and Income dated October 24, 2007, granted by Orlando Lake Forest in favor of Lender ("Additional Assignment");

        (20)       Fifth Mortgage Loan Modification Agreement between Lender, Borrower, Orlando Lake Forest and Guarantor dated May 19, 2008 and recorded June 12, 2008 as Instrument No. LR200800012251 in the Clerk’s Office of Spotsylvania County, Virginia;

        (21)       Sixth Mortgage Loan Modification Agreement between Lender, Borrower, Orlando Lake Forest and Guarantors dated September 1, 2008 and recorded September 29, 2008 as Instrument No. 20080009584 in the Clerk’s Office of Spotsylvania County, Virginia; and

        (22)       Sixth Amended and Restated Promissory Note dated September 1, 2008 granted by Borrowers to Lender in the principal amount of Seven Million Three Hundred Fifty-Two Thousand And 00/100 Dollars ($7,352,000.00) (“Sixth Amended Note”), which Sixth Amended Note has a current outstanding balance in the amount of Five Million Seven Hundred Ninety-Nine Thousand Four Hundred Sixty-Eight and 00/100 Dollars ($5,799,468.00);

(23) Unconditional and Continuing Guaranty granted by NTS Guaranty Corporation dated September 1, 2008;

(24) Promissory Note Modification Agreement dated November 21, 2008 between Borrowers, Guarantors and Lender;

(25) Promissory Note Modification Agreement dated April 15, 2009 between Borrowers, Guarantors and Lender; and

(26) Promissory Note Modification Agreement dated May 15, 2009 between Borrowers, Guarantors and Lender.

        Items (2), (10), (13), (15), (16) and (22) are hereinafter referred to as the “Notes”. Items (1) through (26) are hereinafter referred to as the “Loan Documents.”

        B.     The above described indebtedness, as evidenced by the Notes and all additional sums due under the Loan Documents, remains unpaid and Borrowers have requested and Lender has agreed to the rearrangement of the terms of such indebtedness (the “Indebtedness”) to extend the maturity date of the Notes, to amend the interest rate thereunder, to approve the availability thereunder in the amount of One Million and 00/100 Dollars ($1,000,000.00), to add additional collateral as security for the Notes, to amend the release prices under the Loan Documents and to add or amend certain covenants to the Loan Documents, which modifications shall occur upon Borrowers’ compliance with the provisions set forth herein.

        NOW, THEREFORE, in consideration of the mutual promises made herein, the benefits accruing to the parties herein and the obligations assumed hereunder, the parties agree that the Loan shall remain outstanding and the terms of such Indebtedness shall be amended as set forth below:

(1) Amendment to the Notes.

        (a)        The Notes shall be amended and restated in their entirety to extend the maturity date, to amend the interest rate thereunder, to add availability thereunder in the amount of One Million and 00/100 Dollars ($1,000,000.00), and to provide for certain covenants, representations and warranties of Borrowers, as more fully defined in and pursuant to a Seventh Amended and Restated Promissory Note dated of even date herewith (“Restated Note”). The Restated Note shall not constitute a repayment or satisfaction of the Indebtedness evidenced by the Notes, which for all purposes hereunder shall remain outstanding from December 30, 1997, January 6, 1998, October 31, 2000, May 16, 2003, June 22, 2004, April 20, 2005, October 24, 2007, September 1, 2008, November 21, 2008, April 15, 2009 and May 15, 2009, respectively.

(b) The parties agree that any reference in the Notes to a principal repayment in the amount of Two Million and 00/100 Dollars ($2,000,000.00) shall be deleted in its entirety.

                (2)      Amendment to Deed of Trust and Other Loan Documents. The Deed of Trust and other Loan Documents shall be amended to reflect the extension of the maturity date as set forth in the Restated Note to September 1, 2010. The Deed of Trust and other Loan Documents shall continue to secure the indebtedness under the Notes, as now evidenced by the Restated Note which evidences an outstanding principal amount of Five Million Seven Hundred Ninety-Nine Thousand Four Hundred Sixty-Eight and 00/100 Dollars ($5,799,468.00) and additional availability thereunder of One Million and 00/100 Dollars ($1,000,000.00) for a total maximum amount of available credit of Six Million Seven Hundred Ninety-Nine Thousand Four Hundred Sixty-Eight and 00/100 Dollars ($6,799,468.00) and accordingly, NTS/Virginia hereby continues to grant, mortgage and convey the property as described in the Deed of Trust (except as may have been previously released), to Lender as security for the Restated Note and the other obligations of Borrowers under the Loan Documents, subject in all respects to the terms of the Deed of Trust and other Loan Documents.

        Borrowers further represent and warrant that in addition to the Notes and the Restated Note, the Deed of Trust shall secure any and all obligations and liabilities of Borrowers to Lender, or any affiliate of Lender, whether absolute or contingent, whether now existing or hereafter created, arising, evidenced or acquired (including all renewals, extensions and modifications thereof and substitutions therefor) under: (i) any agreement, device or arrangement designed to protect Borrowers from fluctuations of interest rates, exchange rates or forward rates, including, but not limited to, dollar-denominated or cross-currency exchange agreements, forward currency exchange agreements, interest rate caps, collars or floors, forward rate currency or interest rate options, puts, warrants, swaps, swaptions, U.S. Treasury locks and U.S. Treasury options; (ii) any other interest rate hedging transactions, such as, but not limited to, managing the Borrowers’ interest rate risk associated with any pending or potential capital market transactions such as fixed rate bond issues; (iii) any and all cancellations, buybacks, reversals, terminations or assignments of any of the foregoing; and (iv) all other obligations of Borrowers under the Deed of Trust.

                (3)      Grant of Additional Deed of Trust. As additional collateral for the Restated Note and Loan Documents, Borrowers shall grant to Lender a mortgage on the golf course and club house property located at Fawn Lake Country Club and on 36 acres of commercial frontage located in the Fawn Lake community and more particularly described on Exhibit C hereto (“Fawn Lake Golf Course Property”) pursuant to a Deed of Trust, Assignment and Security Agreement dated of even date herewith (“Additional Deed of Trust”).

                (4)      Cross-Collateralization/Cross-Default. As additional security for the Restated Note and Loan Documents, Borrowers agree that the Indebtedness shall be cross-defaulted and cross-collateralized with that certain loan from Lender to Borrowers in the amount of One Million Three Hundred Eighty-Five Thousand Five Hundred Forty-Four and 00/100 Dollars ($1,385,544.00) dated of even date herewith (“2009 Lot Development Loan”), which 2009 Lot Development Loan, when referenced in connection with the Loan described herein, shall be referred to as the “Loans”). Accordingly, Borrowers covenant and agree with Lender as follows:

        (a)        Cross-Collateralization. The Loans shall be cross-collateralized as of the effective date of this Agreement and accordingly, Borrowers hereby grant and mortgage the Fawn Lake Property and the Fawn Lake Golf Course Property and Orlando Lake Forest grants the Additional Property to Lender under the terms of the Deed of Trust, Additional Deed of Trust and Additional Mortgage and all other collateral securing the Loans shall secure all of the Loans and all obligations under the Loan Documents and the documents evidencing and securing the 2009 Lot Development Loan.

        (b)        Cross-Default. That upon the occurrence of an Event of Default as defined in the Deed of Trust, Additional Deed of Trust and Additional Mortgage or any of the other Loan Documents and the documents evidencing and securing the 2009 Lot Development Loan, Lender may, at its option and in its sole and absolute discretion, but only after the giving of written notice and the passage of the cure period as provided in such Loan Documents and the documents evidencing and securing the 2009 Lot Development Loan, declare an Event of

Default under all of the Loans and exercise any and all remedies available upon the occurrence of an Event of Default as provided in the Deed of Trust, Additional Deed of Trust and Additional Mortgage or in any other Loan Documents and the documents evidencing and securing the 2009 Lot Development Loan. Such remedies include, without limitation, the right to declare the entire aggregate balance of principal, accrued interest, and other charges then outstanding under any one or all of the Loans immediately due and payable and the right to foreclose the Deed of Trust, Additional Deed of Trust and Additional Mortgage and repossess any other collateral securing the Loans. Lender’s remedies shall be cumulative, concurrent, and nonexclusive and may be pursued against Borrowers or any collateral for the Loans, including the Fawn Lake Property, the Fawn Lake Golf Course Property and the Additional Property or any parcel or parcels thereof.

                (5)      Amendment to Additional Mortgage. The parties agree that the Additional Mortgage shall be amended to reduce the amount of the Additional Mortgage to Five Million and 00/100 Dollars ($5,000,000.00) and that the Additional Mortgage shall now be recorded with the Seminole County, Florida recorder’s office. Orlando Lake Forest hereby continues to grant, mortgage and convey to Lender the Additional Property as set forth in the Additional Mortgage.

                (6)      Property Release. Borrowers and Lender agree that any prior release prices set forth in the Loan Documents shall be deleted in their entirety and Lender agrees to release acreage from each section of the property subject to the lien of the Deed of Trust as shall be negotiated between Borrowers and Lender on a case by case basis.

                (7)      Financial Reporting. Notwithstanding anything to the contrary contained in the Loan Documents, NTS Mortgage Insurance Fund shall provide financial information to Lender in accordance with the “agreed upon procedures” (“AVP”) standards, as more fully set forth in Section 4.11 of the Loan Disbursing Agreement entered into by Borrowers and Lender in connection with the 2009 Lot Development Loan and NTS Mortgage Income Fund will not be obligated to provide audited statements.

                (8)      Consent of Guarantors. The Guarantors consent to the foregoing modifications and agree that nothing contained herein shall impair their liability under the Guaranties, which now guarantee the repayment of the Restated Note and other sums due under the Loan Documents and all accrued interest and costs of collection, as more fully set forth in such Guaranties, which Guaranties continues in full force and effect.

                (9)      Conditions Precedent. Prior to the issuance of the Restated Note as provided above, Borrowers shall deliver to Lender the following items:

        (a)        Lender’s extension fee of Thirty-Three Thousand Nine Hundred Ninety-Eight and 00/100 Dollars ($33,998.00), Lender’s legal fees and title fees, and other out-of-pocket expenses in connection with the modification contained herein;

        (b)        authorizing resolutions from Borrowers and Guarantors authorizing the modifications and authorizing the execution of the Restated Note, the Additional Deed of Trust and the Cross-Default Agreement as stated above; and

        (c)       Borrowers agree that the deposit accounts of the Fawn Lake Community Association (including but not limited to, the streets and the annual dues account) will continue to be maintained at Lender during the life of the loan described herein. Borrowers acknowledge that these accounts will have a balance of between One Million and 00/100 Dollars ($1,000,000.00) – Two Million and 00/100 Dollars ($2,000,000.00).

(d) Borrowers agree to continue to provide a $300,000 Letter of Credit naming Lender as beneficiary to guarantee the Borrowers’ commitment to pay interest on the Indebtedness.

                (10)      No Other Changes. All of the terms and conditions contained in the Notes, Deed of Trust and all other Loan Documents, except as modified by this Agreement, the Restated Note and the Additional Deed of Trust, shall remain unchanged, unimpaired and in full force and effect. This Agreement, the Restated Note and the Additional Deed of Trust are hereby made a part of the original documents evidencing and securing the Indebtedness as completely as if incorporated verbatim therein.

                (11)      Covenants and Representations.

        (a)       Borrowers acknowledge and unconditionally promise to pay the entire Indebtedness as set forth in the Restated Note and in the original and amended instruments evidencing and securing the Indebtedness.

        (b)       Borrowers and Lender agree that the entire Indebtedness, as evidenced by the Restated Note, shall be secured by the Deed of Trust, as amended, the Additional Mortgage, as amended, the Additional Deed of Trust and the other Loan Documents, as amended, and the parties agree and acknowledge that this Agreement is made in reliance upon the security of such Deed of Trust, Additional Mortgage, Additional Deed of Trust, and other Loan Documents, as amended.

        (c)       NTS/Virginia represents and warrants that it is the true and lawful owner of the land, as described in the Third Mortgage Loan Modification Agreement set forth in Section A(14) of the Recitals hereof (except as may have been previously released), in the Fawn Lake Project located in Spotsylvania County, Virginia (“Fawn Lake Project”), subject to the Deed of Trust and that the Deed of Trust will be maintained as a valid first lien on the Land in the Fawn Lake Project, in each case subject to the on-going quiet title action filed by Chicago Title Insurance Corporation on behalf of NTS/Virginia Development Company for the 48 acres of timbered land at Fawn Lake.

        (d)        NTS/Virginia represents and warrants that it is the true and lawful owner of the Property subject to the Additional Deed of Trust and that the Additional Deed of Trust is and will be maintained as a valid first mortgage lien on the property encumbered thereby.

        (e)        Orlando Lake Forest represents and warrants that it is the true and lawful owner of the property subject to the Additional Mortgage and that the Additional Mortgage, as amended, is and will be maintained as a valid first mortgage lien on the property encumbered thereby.

        (f)        Borrowers reaffirm all covenants and representations set forth in the Restated Note, Deed of Trust, as amended, and other Loan Documents, as amended, as if such covenants and representations were made as of the date hereof.

        (f)               Borrowers represent and warrant that Borrowers have no claims, counterclaims, setoffs, actions or causes of actions, damages or liabilities of any kind or nature whatsoever whether at law or in equity, in contract or in tort, whether now accrued or hereafter maturing (collectively, “Claims”) against Lender, its direct or indirect parent corporation or any direct or indirect affiliates of such parent corporation, or any of the foregoing’s respective directors, officers, employees, agents, attorneys and legal representatives, or the heirs, administrators, successors or assigns of any of them (collectively, “Lender Parties”) that directly or indirectly arise out of, are based upon or are in any manner connected with any Prior Related Event. As an inducement to Lender to enter into this Agreement, Borrowers on behalf of each of them, and all of their respective successors and assigns hereby knowingly and voluntarily release and discharge all Lender Parties from any and all Claims, whether known or unknown, that directly or indirectly arise out of, are based upon or are in any manner connected with any Prior Related Event. As used herein, the term “Prior Related Event” means any transaction, event, circumstance, action, failure to act, occurrence of any sort or type, whether known or unknown, which occurred, existed, was taken, permitted or begun at any time prior to the Effective Date or occurred, existed, was taken, was permitted or begun in accordance with, pursuant to or by virtue of any of the terms of the Loan Documents or any documents executed in connection with the Loan Documents or which was related to or connected in any manner, directly or indirectly to the extension of credit represented by the Loan Documents.

                (12)     Miscellaneous. This Agreement and the rights and obligations of the parties hereunder shall be governed by and construed under the laws of the jurisdictions set forth in the underlying loan documents, as applicable. This Agreement shall inure to the benefit of and be binding on the respective heirs, executors, administrators, successors and assigns of the parties hereto.

        IN WITNESS WHEREOF, the parties have signed this Agreement as of the date first above written.

LENDER: NATIONAL CITY BANK By: /s/ Brent E. Johnson —————————————— Brent E. Johnson, Senior Vice President

STATE OF OHIO	)
	)	SS:
COUNTY OF HAMILTON	)

        The foregoing instrument was acknowledged before me this 13th day of August, 2009, by Brent E. Johnson, Senior Vice President of National City Bank, a national banking association on behalf of the banking association.

        My commission expires:    5-31-2011

(SEAL)	/s/ Cynthia A. Strathmann
Notary Public

BORROWERS: NTS/VIRGINIA DEVELOPMENT COMPANY, a Virginia corporation By: /s/ Neil A. Mitchell —————————————— Name: Neil A. Mitchell Title: SVP

COMMONWEALTH OF KENTUCKY	)
	)	SS:
COUNTY OF JEFFERSON	)

        The foregoing instrument was acknowledged before me this 18th day of August, 2009, by Neil A. Mitchell, Senior Vice Pres of NTS/Virginia Development Company, a Virginia corporation, for and on behalf of said corporation.

        My commission expires:    April 27, 2010

(SEAL)	/s/ Susan M. Howard
NOTARY PUBLIC

NTS/LAKE FOREST II RESIDENTIAL CORPORATION, a Kentucky corporation By: /s/ Neil A. Mitchell —————————————— Name: Neil A. Mitchell Title: SVP

COMMONWEALTH OF KENTUCKY	)
	)	SS:
COUNTY OF JEFFERSON	)

        The foregoing instrument was acknowledged before me this 18th day of August, 2009, by Neil A. Mitchell, Senior Vice President of NTS/Lake Forest II Residential Corporation, a Kentucky corporation, for and on behalf of said corporation.

        My commission expires:    April 27, 2010

(SEAL)	/s/ Susan M. Howard
NOTARY PUBLIC

ORLANDO LAKE FOREST:

        Signed, sealed and delivered in the presence of:

ORLANDO LAKE FOREST JOINT
VENTURE, a Florida general partnership

By:    Orlando Lake Forest, Inc. a Florida
          corporation, Managing General Partner

          By: /s/ Neil A. Mitchell
          ——————————————
          Name: Neil A. Mitchell
Title: SVP

COMMONWEALTH OF KENTUCKY	)
	)	SS:
COUNTY OF JEFFERSON	)

        The foregoing instrument was acknowledged before me this 18th day of August, 2009, by Neil A. Mitchell, Senior Vice President of Orlando Lake Forest, Inc., a Florida corporation, Managing General Partner of Orlando Lake Forest Joint Venture, a Florida general partnership, on behalf of the partnership, He is personally known to me and did not take an oath.

(SEAL)	/s/ Susan M. Howard
NOTARY PUBLIC

My commission expires: April 27, 2010

GUARANTORS: NTS MORTGAGE INCOME FUND, a Delaware corporation By: /s/ Brian F. Lavin —————————————— Name: Brian F. Lavin Title: President

COMMONWEALTH OF KENTUCKY	)
	)	SS:
COUNTY OF JEFFERSON	)

        The foregoing instrument was acknowledged before me this 18th day of August, 2009, by Brian F. Lavin, President of NTS Mortgage Incomd Fund, a Delaware corporation, on behalf of said corporation.

        My commission expires:    April 27, 2010

(SEAL)	/s/ Susan M. Howard
NOTARY PUBLIC

NTS GUARANTY CORPORATION, a Kentucky corporation By: /s/ Brian F. Lavin —————————————— Name: Brian F. Lavin Title: President

COMMONWEALTH OF KENTUCKY	)
	)	SS:
COUNTY OF JEFFERSON	)

        The foregoing instrument was acknowledged before me this 18th day of August, 2009, by Brian F. Lavin, President of NTS Guaranty Corporation, a Kentucky corporation, on behalf of said corporation.

        My commission expires:    April 27, 2010

(SEAL)	/s/ Susan M. Howard
NOTARY PUBLIC

This Instrument Prepared by:

Mark J. Weber
Keating, Muething & Klekamp PLL
One East Fourth Street #1400
Cincinnati, Ohio 45202